Exhibit 99.1

TSS, INC. REPORTS FOURTH QUARTER AND 2019 RESULTS

ROUND ROCK, TX – March 24, 2020 – TSS, Inc. (Other OTC: TSSI), a data center facilities and technology services company, reported results for its fourth quarter and fiscal year ended December 31, 2019.

Fourth Quarter Highlights:

●	Fourth quarter 2019 revenue of $20.4 million compared with $5.7 million in the fourth quarter of 2018 and $4.2 million in the third quarter of 2019.
●	Gross margin of 10% in the fourth quarter of 2019 compared with 35% in the fourth quarter of 2018.
●

Achieved operating income of $440,000 in the fourth quarter of 2019 compared to operating income of $1,463,000 in the fourth quarter of 2018 and an operating loss of $12,000 in the third quarter of 2019. (Fourth quarter of 2018 included a gain of $1,140,000 from the sale of assets of our power and cooling solutions business in Virginia).

●	Net income of $346,000 or $0.02 per share in the fourth quarter of 2019 compared to net income of $1,327,000 or $0.08 per share in the fourth quarter of 2018.
●	Adjusted EBITDA of $680,000 compared with pro forma Adjusted EBITDA of $882,000 in the fourth quarter of 2018.
●	Normalized Adjusted EBITDA of $680,000 in the fourth quarter of 2019 compared to a pro forma Normalized Adjusted EBITDA loss of $258,000 in the fourth quarter of 2018.

FY 2019 Highlights:

●	2019 revenue of $32.8 million compared with $22.3 million in 2018.
●	Gross margin of 20% in 2019 compared with 38% in 2018.
●	Achieved operating income of $480,000 in 2019 compared to operating income of $2,866,000 in 2018. 2018 included a gain from sale of assets of our power and cooling solutions business of $1,140,000.
●	Net income of $126,000 or $0.01 per share in 2019 compared to net income of $2,437,000 or $0.16 per share in 2018.
●	Adjusted EBITDA of $1.2 million in 2019 compared with Adjusted EBITDA of $3.5 million in 2018.
●	Normalized Adjusted EBITDA was $1,208,000 compared with pro forma Normalized Adjusted EBITDA of $393,000 in 2018.

“We were very happy with our results for the fourth quarter and the year. We began our reseller program in Q4 which has impacted our results with higher revenue and lower gross margins. As we move through the balance of 2020 we will forecast as best we can, but we are just getting our arms around this new and dynamic revenue stream.” said Anthony Angelini, President and Chief Executive Officer of TSS. “We are almost complete with Q1 and feel good about how the quarter has shaped up. As we look at Q2 we are trying to evaluate the impact that the COVID-19 pandemic will have on our business. We have been designated as a critical infrastructure provider for some of our customers. Therefore, we will remain open for business for now subject to the ongoing risks regarding availability of parts from other supply chains, or infections impacting our workforce. We believe that we can operate profitably through these challenging times.”

Quarterly Conference Call Details

The Company has scheduled a conference call to discuss the fourth quarter and fiscal 2019 financial results for Tuesday, March 24, 2020 at 4:30 PM Eastern. To participate on the conference call, please dial 877-691-2551 toll free from the U.S., or 630-691-2747 for international callers. The conference code is 49483806#. Investors may also access a live audio web cast of this conference call under the “events” tab on the investor relations section of the Company's website at www.tssiusa.com.

An audio replay of the conference call will be available approximately one hour after the conclusion of the call and will be made available until April 20, 2020. The audio replay can be accessed by dialing 1-888-843-7419 in the U.S. or 630-652-3042 toll free then enter conference ID number 4948 3806#. Additionally, a replay of the webcast will be available on the Company’s website approximately two hours after the conclusion of the call and will remain available for 30 calendar days.

About Non-GAAP Financial Measures

Adjusted EBITDA and Normalized Adjusted EBITDA are supplemental financial measures not defined under Generally Accepted Accounting Principles (GAAP). We define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, impairment loss on goodwill and other intangibles, stock-based compensation, and provision for bad debts. We present Adjusted EBITDA because we believe this supplemental measure of operating performance is helpful in comparing our operating results across reporting periods on a consistent basis by excluding non-cash items that may, or could, have a disproportionate positive or negative impact on our results of operations in any particular period. We also use Adjusted EBITDA as a factor in evaluating the performance of certain management personnel when determining incentive compensation.

We define Normalized Adjusted EBITDA as Adjusted EBITDA before restructuring charges, acquisition expenses and certain other one-time items such as the gain on sale of business operations. We present Normalized Adjusted EBITDA because we believe it is helpful in comparing our operating results across reporting periods on a consistent basis by excluding from Adjusted EBITDA certain items that do not directly correlate to our business and may, or could, have a disproportionate positive or negative impact on our performance during a particular period. Similar to Adjusted EBITDA, we also use Normalized Adjusted EBITDA as a factor in evaluating the performance of certain management personnel when determining incentive compensation.

Adjusted EBITDA and Normalized Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA and Normalized Adjusted EBITDA, while providing useful information, should not be considered in isolation or as an alternative to net income or cash flows as determined under GAAP. Consistent with Regulation G under the U.S. federal securities laws, Adjusted EBITDA and Normalized Adjusted EBITDA has been reconciled to the nearest GAAP measure, and this reconciliation is located under the heading “Adjusted EBITDA Reconciliation” following the Consolidated Statements of Operations included in this press release.

Pro Forma Information

Pro forma information is used by management to evaluate performance when certain dispositions occur or if we cease a particular line of business. Historical information reflects results of disposed business units or ceased business units through the disposal or cessation date, while the pro forma information enhances comparability of financial accounting between periods by adjusting the information as if the dispositions or cessations occurred at the beginning of a preceding year. Our pro forma information is adjusting for the timing of dispositions, but does not include adjustments for costs related to integration activities, cost savings or synergies that have been or may be achieved by the dispositions. Pro forma information is not a non-GAAP financial measure under Securities and Exchange Commission rules. Our pro forma information is not necessarily indicative of future results or what our results would have been had the disposed business been operated by us during the pro forma periods.

About TSS, Inc.

TSS is a trusted single source provider of mission-critical planning, design, system integration, deployment, maintenance and evolution of data centers facilities and information infrastructure. TSS specializes in customizable end to end solutions powered by industry experts and innovative services that include technology consulting, engineering, design, construction, operations, facilities management, technology system installation and integration, reseller services, as well as maintenance for traditional and modular data centers. For more information, visit www.tssiusa.com or call 888-321-4877.

Forward Looking Statements

This press release may contain “forward-looking statements” -- that is, statements related to future -- not past -- events, plans, and prospects. In this context, forward-looking statements may address matters such as our expected future business and financial performance, and often contain words such as “guidance,” “prospects,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could adversely or positively affect the Company's future results include: we may not have sufficient resources to fund our business and may need to issue debt or equity to obtain additional funding; our reliance on a significant portion of our revenues from a limited number of customers; risks relating to operating in a highly competitive industry; risks relating to the failure to maintain effective internal control over financial reporting; risks relating to rapid technological, structural, and competitive changes affecting the industries we serve; risks involved in properly managing complex projects; risks relating to the possible cancellation of customer contracts on short notice; risks relating our ability to continue to implement our strategy, including having sufficient financial resources to carry out that strategy; risks relating to our ability to meet all of the terms and conditions of our debt obligations; uncertainty related to current economic conditions and the related impact on demand for our services; and other risks and uncertainties disclosed in our filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2019. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

Company Contact:

TSS, Inc.

John Penver, CFO

Phone: (512) 310-1000

TSS, Inc.

Consolidated Balance Sheets

(In thousands except par values)

	December 31,	December 31,
	2019	2018

Assets
Current Assets
Cash and cash equivalents	$8,678	$6,178
Contract and other receivables, net	3,865	727
Costs and estimated earnings in excess of billings on uncompleted contracts	181	154
Inventories, net	1,353	108
Prepaid expenses and other current assets	108	266
Total current assets	14,185	7,433
Property and equipment, net	705	390
Lease right-of-use asset		-
Goodwill	780	780
Intangible assets, net	307	398
Other assets	109	109
Total assets	$17,567	$9,110
Liabilities and Stockholders’ Equity
Current Liabilities
Lease liabilities	$645	$-
Accounts payable and accrued expenses	8,851	2,390
Deferred revenues	2,104	2,181
Total current liabilities	11,600	4,571
Convertible notes, less current portion, net	2,028	1,838
Lease liabilities, less current portion	956	-
Deferred revenues – noncurrent portion	114	112
Other liabilities	-	108
Total liabilities	14,698	6,629
Stockholders’ Equity
Preferred stock- $.0001 par value; 1,000 shares authorized at December 31, 2019 and 2018; none issued	-	-
Common stock- $.0001 par value, 49,000 shares authorized at December 31 2019 and 2018: 18,500 and 17,521 shares issued at December 31, 2019 and December 31, 2018, respectively	2	2
Additional paid-in capital	69,661	69,241
Treasury stock 959 and 777 shares at cost at December 31, 2019 and December 31, 2018, respectively	(1,700)	(1,542)
Accumulated deficit	(65,094)	(65,220)
Total stockholders' equity	2,869	2,481
Total liabilities and stockholders’ equity	$17,567	$9,110

TSS, Inc.

Condensed Consolidated Statements of Operations

(In thousands except per-share values, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Results of Operations:
Revenue	$20,404	$5,748	$32,779	$22,335
Cost of revenue, excluding depreciation and amortization	18,398	3,712	26,188	13,852
Gross profit, excluding depreciation and amortization	2,006	2,036	6,591	8,483
Operating expenses:
Selling, general and administrative	1,440	1,625	5,741	6,372
Depreciation and amortization	126	88	370	385
Gain on sale of business component	-	(1,140)	-	(1,140)
Total operating costs	1,566	573	6,111	5,617
Operating income	440	1,463	480	2,866
Interest income (expense), net	(75)	(97)	(313)	(403)
Income before income taxes	365	1,366	167	2,463
Income tax expense (benefit)	19	(21)	41	26
Net income	$346	$1,387	$126	$2,437

Basic net income per Share:	$0.02	$0.09	$0.01	$0.16
Diluted net income per share	$0.01	$0.07	$0.00	$0.13

TSS, Inc.

Condensed Consolidated Pro Forma Statements of Operations

For the Three-month periods ended December 31,

(In thousands, unaudited)

	2018 as reported	Adjustments	2018 pro forma	2019
Results of Operations:
Revenue	$5,748	$(2,224)	$3,524	$20,404
Cost of revenue, excluding depreciation and amortization	3,712	(1,419)	2,293	18,398
Gross profit, excluding depreciation and amortization	2,036	(805)	1,231	2,006
Operating expenses:
Selling, general and administrative	1,625	(112)	1,513	1,440
Depreciation and amortization	88	(2)	86	126
Gain on sale of assets	(1,140)	1,140	-	-
Total operating costs	573	1,026	1,599	1,577
Operating income (loss)	1,463	(1,831)	(368)	440
Interest expense	(97)		(97)	(75)
Income (loss) before income taxes	1,366	(1,831)	(465)	365
Income tax expense (benefit)	(21)		(21)	19
Net income (loss)	$1,387	$(1,831)	$(484)	$346
Basic and diluted income per Share:
income per common share	$0.08		$(0.03)	$0.02
Weighted average common shares outstanding	16,321		16,321	17,551

The 2018 pro-forma results reflect the consolidated 2018 financial statements of the Company as adjusted to exclude the financial results for the cooling and power business that was sold in December 2018 and for the construction management services that were discontinued in 2018.

TSS, Inc.

Condensed Consolidated Pro Forma Statements of Operations

For the years ended December 31,

(In thousands, unaudited)

	2018 as reported	Adjustments	2018 pro forma	2019
Results of Operations:
Revenue	$22,335	$(6,041)	$16,294	$32,779
Cost of revenue, excluding depreciation and amortization	13,852	(3,846)	10,006	26,188
Gross profit, excluding depreciation and amortization	8,483	(2,195)	6,288	6,591
Operating expenses:
Selling, general and administrative	6,372	(516)	5,856	5,741
Depreciation and amortization	385	(6)	379	370
Gain on sale of assets	(1,140)	1,140	-	-
Total operating costs	5,617	618	6,235	6,111
Operating income (loss)	2,866	(2,813)	53	480
Interest expense, net	(403)		(403)	(313)
Income (loss) before income taxes	2,463	(2,813)	(350)	167
Income tax expense	26		26	41
Net income (loss)	$2,437	$(2,813)	$(376)	$126
Basic and diluted income per Share:
income per common share	$0.15		$(0.02)	$0.01
Weighted average common shares outstanding	16,213		16,213	17,358

The 2018 pro-forma results reflect the consolidated 2018 financial statements of the Company as adjusted to exclude the financial results for the cooling and power business that was sold in December 2018 and for the construction management services that were discontinued in 2018.

TSS, Inc.

Adjusted EBITDA Reconciliation

(In thousands, unaudited)

	Three Months Ended December 31,
	2019	2018	adjustments	2018 pro forma

Net income (loss)	$346	$1,387	$(731)	$656

Interest income (expense), net	75	97	-	97
Depreciation and amortization	126	88	(2)	86
Income tax expense	19	(21)	-	(21)
EBITDA	$566	$1,551	$(733)	$818

Stock based compensation	114	64	-	64

Adjusted EBITDA	$680	$1,615	$(733)	$882

gain on sale of business	-	(1,140)		(1,140)

Normalized Adjusted EBITDA	$680	$475	$(733)	$(258)

The 2018 pro forma EBITDA reflects the 2018 EBITDA of the Company adjusted to exclude the financial results for the cooling and power business that was sold in December 2018 and for the construction management services that were discontinued in 2018.

	Years Ended December 31,
	2019	2018	adjustments	2018 pro forma

Net income (loss)	$126	$2,437	$(1,953)	$484

Interest income (expense), net	313	403	-	$403
Depreciation and amortization	370	385	(6)	$379
Income tax expense	41	26	-	$26
EBITDA	$850	$3,251	$(1,959)	$1,292

Stock based compensation	358	241	-	$241

Adjusted EBITDA	$1,208	$3,492	$(1,959)	$1,533

gain on sale of business	-	(1,140)	-	$(1,140)

Normalized Adjusted EBITDA	$1,208	$2,352	$(1,959)	$393

The 2018 pro forma EBITDA reflects the 2018 EBITDA of the Company adjusted to exclude the financial results for the cooling and power business that was sold in December 2018 and for the construction management services that were discontinued in 2018.